UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material under §240.14a-12

BROOKFIELD TOTAL RETURN FUND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROOKFIELD TOTAL RETURN FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 22, 2014

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Brookfield Total Return Fund Inc., a Maryland corporation (the "Fund"), will be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023, on May 20, 2014 at 8:30 a.m., EDT, for the following purposes:

1.  To consider and vote upon the election of the Class III Directors, each to serve for a three year term and until his successor is duly elected and qualifies, and a Class II Director, to serve for a two year term and until his successor is duly elected and qualifies (Proposal 1).

2.  To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote in favor of Proposal 1.

Stockholders of record as of the close of business on April 11, 2014, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. Regardless of whether you plan to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s). This is important to ensure a quorum at the meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your shares via the Internet, as follows:

To vote by the Internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Directors,

/s/ Alexis I. Rieger

Alexis I. Rieger
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2014

The Fund's Notice of Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at www.brookfieldim.com

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director
Trust Accounts
(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR
SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

BROOKFIELD TOTAL RETURN FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to stockholders in connection with a solicitation by the Board of Directors (the "Board") of Brookfield Total Return Fund Inc., a Maryland corporation (the "Fund"), of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023 at 8:30 a.m., EDT, on May 20, 2014 (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 1, 2014. The 2014 Annual Meeting originally called for March 14, 2014 was not convened due to lack of a quorum. Accordingly, the Board has called the Meeting to be held on May 20, 2014.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will be voted FOR the election of the Class II and Class III Director nominees. The close of business on April 11, 2014, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding full share of common stock of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote, for as many individuals as there are directors to be elected at the Meeting and one vote (or, in the case of fractional shares, a proportionate fractional share) for each other matter properly presented at the Meeting. Votes may not be cumulated. The number of outstanding shares of common stock of the Fund as of the Record Date is 13,960,683.

Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast of a majority of all the votes entitled to be cast at the Meeting. In the event that a quorum is not present at the Meeting and otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes," if any, will be treated as shares that are present, but not as votes cast, at the Meeting. For purposes of Proposal 1 abstentions and broker "non-votes," if any, will have the same effect as votes against the Proposal as the required vote is a majority of the votes entitled to be cast at the Meeting at which a quorum is present. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 1, there will be no broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

Stockholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before your proxy is exercised; (b) signing a proxy bearing a later date; or (c) attending the Meeting and voting in person. If you hold your shares in "street name" (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the Meeting, please contact the Fund at (855) 777-8001 or at funds@brookfield.com. If you are planning to attend the Meeting, please RSVP to funds@brookfield.com at least one day prior to the Meeting.

Stockholders may request copies of the Fund's most recent annual and semi-annual reports, including the financial statements, without charge, by writing to Investor Relations, Brookfield Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Fund's website at www.brookfieldim.com. These documents also have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF DIRECTORS

The Fund's charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class III, 2014; Class I, 2015 and Class II, 2016. Directors elected to succeed those whose terms are expiring will be identified as being of that same class and will generally be elected for a three-year term and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election of Louis P. Salvatore, a Class III Independent Director nominee for the Fund and for the election of Jonathan C. Tyras, a Class III Interested Director nominee for the Fund. Additionally, the persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the election of Edward A Kuczmarski, a Class II Independent Director nominee for the Fund. Each of Messers. Kuczmarski, Tyras and Salvatore indicated that he will serve if elected, but if he should be unable to serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Messers. Salvatore and Tyras will serve until the 2017 annual meeting of stockholders and until their respective successor is duly elected and qualified and Mr. Kuczmarski will serve until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified. Although the current Class II Director is not up for election at the Meeting, you are being asked to consider the election of a new Class II Director nominee. Stockholder approval of this Class II Director is required to comply with certain requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), pertaining to stockholder election of directors.

The Fund's Board has determined that Messrs. Salvatore and Kuczmarski, as well as Messrs. McFarland and Drake, are each Independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. Tyras and Ms. Goldman are each considered Interested Directors. Therefore, upon election of the Class II and III Director nominees by the Fund, the Fund will meet the requirements of the New York Stock Exchange that a majority of Directors be independent.

As described above, there are three nominees for election to the Board at this time. The affirmative vote of a majority of the votes entitled to be cast at the Meeting, if a quorum is present, is sufficient to elect a director.

The Board of Directors recommends that the stockholders vote "FOR" the election of the nominees listed above to serve, in the case of the nominees for Class III Directors, as Directors until the Annual Meeting of Stockholders in 2017 and until their respective successor have been duly elected and qualified and, in the case of the nominee for Class II Director, as a Director until the Annual Meeting of Stockholders in 2016 and until his successor has been duly elected and qualified.

Information Concerning Nominee and Directors

The following table provides information concerning each of the Directors and the Director nominees of the Board, as of the date of this Proxy Statement. The terms of the Class I and the Class II Directors do not expire this year. As noted previously, Mr. Kuczmarski, a Class II Director nominee, is up for election in order to comply with certain requirements of the 1940 Act. The Fund has a retirement policy which sets a mandatory retirement age of 75 for the Directors.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class III Independent Director Nominee – Term Expires at 2014 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2005 Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

Class III Interested Director Nominee

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	New Director Nominee Three Year Term

Director/Trustee of several investment companies advised by the Adviser (2014-Present); Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel of the Adviser (2006-Present); Secretary of the Adviser (2006-2014); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).

10

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class I Independent Director – Term Expires at 2015 Annual Meeting of Stockholders

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2006 Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Class I Interested Director – Term Expires at 2015 Annual Meeting of Stockholders

Heather Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director Served since 2013 Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director of University Settlement House (2003-2013).	11

Class II Independent Director – Term Expires at 2016 Annual Meeting of Stockholders

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1943	Director and Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 1989 Three Year Term

Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Chimerix Corporation (2013-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009- Present).

11

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class II Independent Director Nominee – Term Expires at 2016 Annual Meeting of Stockholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born 1949	New Director Nominee Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company LLP before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present).	10

Officers of the Funds

The officers of the Fund are elected by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Fund has elected five officers, to hold office at the discretion of the Board until their successors are elected and qualified or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Fund as such throughout the fiscal year ended November 30, 2013. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014

Managing Director (2014-present) and Assistant General Counsel (2010-present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).

Michelle Russell-Dowe* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1974	Vice President	Since 2009	Portfolio Manager (2001-Present) and Managing Director (2005-Present) of the Adviser.
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013

Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012- Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird (2007-2009).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer ("CCO")	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

*  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

Share Ownership

As of the Record Date, the Director nominees, Directors and officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Adviser's family of investment companies (the "Fund Complex") as of April 22, 2014. The Fund Complex is comprised of the Fund, Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield High Income Fund Inc., Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Mortgage Opportunity Income Fund Inc. and Brookfield Investment Funds and its three series of underlying portfolios: Brookfield Global Listed Real Estate Fund; Brookfield Global Listed Infrastructure Fund; and Brookfield U.S. Listed Real Estate Fund. The cost of each Director's investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of April 22, 2014. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name of Nominees/Directors	Dollar Range of Equity Securities Held in the Fund	Aggregate Dollar Range of Equity Securities Held in Fund Complex
Independent Director Nominees
Louis P. Salvatore	Over $100,000.00	Over $100,000.00
Edward A. Kuczmarski	$0	Over $100,000.00
Interested Director Nominee
Jonathan C. Tyras	$0	$10,001.00 - 50,000.00
Independent Directors
Rodman L. Drake	Over $100,000.00	Over $100,000.00
Stuart A. McFarland	Over $100,000.00	Over $100,000.00
Interested Director
Heather Goldman	$0	$0

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund's investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has appointed senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund's investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which are typically held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities.

Board Leadership Structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 75% of the members of the Board, including the Chairman of the Board, are not "interested persons," as defined in the 1940 Act, of the Fund (the "Independent Directors"), which are Directors that are not affiliated with the Adviser or its affiliates. If the three Director nominees are elected, 66.67% of the Board will be Independent Directors. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Presently, Mr. Drake, a Class I Director, serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund's Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's Directors not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the committees are appropriate means to provide effective oversight on behalf of Fund Stockholders. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's Independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Director's Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors, including the Class II and Class III Director nominees, has the qualifications, experience, attributes and skills ("Director Attributes") appropriate to serve as a Director of the Fund in light of the Fund's business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Director, including the Class II and Class III Director nominees, and certain of their Director Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Fund. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to stockholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Funds.

•  Rodman L. Drake – In addition to his tenure as a Director of the Fund, Mr. Drake has extensive business experience with particular expertise in financial services, financial reporting, strategic planning and risk management disciplines, including serving on the board of directors for various public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Board and is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Stuart A. McFarland – In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore – In addition to his tenure as a Director of the Fund, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other investment management companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional

Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•  Heather S. Goldman – Ms. Goldman has extensive experience in leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. She previously served as head of marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also had experience working in other roles for the parent company of the Adviser, and in starting her own business. It has been determined that her knowledge and experience are valuable to the Boards in the oversight of the Funds.

•  Edward A. Kuczmarski – Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. If elected, Mr. Kuczmarski will serve as Chairman of the Nominating and Compensation Committee, and be a member of the Audit Committee.

•  Jonathan C. Tyras – Mr. Tyras is the General Counsel, Chief Financial Officer and Managing Director of the Adviser. Mr. Tyras has extensive knowledge of the Adviser, its operations, personnel and financial resources. His position of responsibility at the Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Independent Directors

The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as they may determine appropriate in their own judgment. The Nominating and Compensation Committee believes that the significance of each nominee's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee's view as to the candidate. In accessing these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•  With respect to nominations for Independent Directors, nominees shall be Independent of the Adviser and other principal service providers. The Nominating and Compensation Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•  Independent Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•  With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

•  The proposed nominee must agree to invest in an amount equal to 1.5 years' worth of Director compensation in the Fund Complex within three years of becoming Director.

•  The Nominating and Compensation Committee of the Fund may also consider such other factors as it may determine to be relevant.

Board Meetings

The Fund's Board held four regular meetings and one special meeting during the 12 month period ended November 30, 2013. During the fiscal year ended November 30, 2013, each Director then serving on the Board attended at least 75% of the meetings of the Fund's Board of Directors and of the committees of the Fund's Board on which they served. The Fund's Fund Governance Policies and Procedures provide that the Chairman of the Board of Director, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently consists of Messrs. Drake, McFarland and Salvatore, all of whom are Independent Directors. If elected, Mr. Kuczmarski would also be a member of the Audit Committee. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's Independent auditor, to review with the Fund's auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the last fiscal year of the Fund, the Audit Committee held two regular meetings. Mr. Salvatore serves as a Chairman of the Audit Committee. The Board has determined that each member of the Audit Committee is an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund's Board of Directors has adopted a written charter for its Audit Committee, which is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Total Return Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Drake, McFarland and Salvatore, all of whom are Independent Directors and Independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. If elected, Mr. Kuczmarski would also be a member of the Nominating and Compensation Committee. The Nominating and Compensation Committee of the Fund met twice during the Fund's fiscal year ended November 30, 2013. The function of the Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund's shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate's qualifications, please see "Nominating and Compensation Committee Considerations for Independent Directors" above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are included on the Fund's proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Directors. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Total Return Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The Fund's Nominating and Compensation Committee has recommended Mr. Salvatore as a nominee for re-election and the Fund's Board of Directors has nominated Mr. Salvatore to serve as a Class III Independent Director. The Fund's Nominating and Compensation Committee has also recommended Mr. Kuczmarksi as nominee for election and Mr. Tyras as nominee for election and the Fund's Board of Directors has nominated Mr. Kuczmarski to serve as a Class II Independent Director and Mr. Tyras to serve as a Class III Interested Director.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. During the fiscal year ended November 30, 2013, the Fund's QLCC did not meet. The QLCC currently consists of Messrs. Drake, McFarland, and Salvatore.

Code of Ethics

Code of Ethics. The Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund's external manager or its affiliates who are involved in the Fund's business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's code of ethics also is available free of charge, upon request directed to Investor Relations, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Fund's current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund's officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Directors of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Directors and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, is entitled to receive from the Fund a fee of $30,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended November 30, 2013 for the Fund, which we refer to as fiscal 2013.

	Directors' Aggregate Compensation from the Fund	Total Directors' Compensation from the Fund and the Fund Complex
Interested Director
Heather Goldman	$0	$0
Independent Directors
Rodman L. Drake	$35,000	$161,250[1]
Stuart A. McFarland	$30,000	$130,000[1]
Independent Director Nominees
Louis P. Salvatore	$32,500	$165,625[1]
Edward A. Kuczmarski[2]	$0	$70,000[1]
Interested Director Nominee
Jonathan C. Tyras[2]	$0	$0

(1)  Includes compensation paid for the Brookfield High Yield Fund, a series of Brookfield Investment Funds, which was closed on September 30, 2013.

(2)  Mr. Kuczmarski and Mr. Tyras were not Directors of the Fund in 2013.

Stockholder Communications with Board of Director and Board Attendance at Annual Meetings

The Fund's Board of Directors provides a process for Stockholders to send communications to the Board. Any Stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a Stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund's policy with respect to Directors' attendance at annual meetings of stockholders is to encourage such attendance.

Audit Committee Report

On February 25, 2014, the Audit Committee of the Fund reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended November 30, 2013. The Audit Committee discussed with BBD, LLP ("BBD"), the Fund's independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from BBD required by Rule 3520, Auditor Independence, and discussed with BBD, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to its Board of Directors that the audited financial statements referred to above are included in the Fund's Annual Report to Stockholders as required by Section 30(e) of the 1940 Act and Rule 30d-1 promulgated thereunder for the fiscal year ended November 30, 2013.

Louis P. Salvatore – Audit Committee Chairman
Rodman L. Drake – Audit Committee Member
Stuart A. McFarland – Audit Committee Member

Required Vote

The affirmative vote of a majority of the votes entitled to be cast at the meeting, if a quorum is present, is sufficient to elect a director. The Board of Directors recommends that the stockholders vote "FOR" the election of the nominees listed above to serve, in the case of the nominees for Class III Directors, as Directors until the Annual Meeting of Stockholders in 2017 and until their respective successor have been duly elected and qualified and, in the case of the nominee for Class II Director, as a Director until the Annual Meeting of Stockholders in 2016 and until his successor has been duly elected and qualified.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser

The Fund has entered into an Investment Advisory Agreement with Brookfield Investment Management Inc. (the "Adviser"). The Adviser, a wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment Adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and Directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. As of March 31, 2014, the Adviser and its subsidiaries had over $10 billion in assets under management. The Adviser's clients include individual accounts, trusts, pension plans, foundations, insurance companies, corporations, and other business entities' separate accounts, qualifying investor funds with variable capital, investment companies with variable capital authorized as an undertaking for collective investment in transferable securities, investment companies registered with the SEC under the 1940 Act, and investment companies exempted from the definition of investment company by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, as amended. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.

Mr. Jonathan Tyras, the Class III Interested Director nominee, is General Counsel, Chief Financial Officer and Managing Director of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits. Mr. Brian F. Hurley, the President of the Fund, Ms. Michelle Russell-Dowe, the Vice President of the Fund, Ms. Alexis I. Rieger, the Secretary of the Fund, Mr. Seth Gelman, the CCO of the Fund and Ms. Angela Ghantous, the Treasurer of the Fund are employees of the Adviser.

The Adviser provides advisory services to several other registered investment companies, some of which invest in mortgage-backed securities ("MBS"). Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and asset-backed securities ("ABS"), and in using hedging techniques. Michelle Russell-Dowe is responsible for the day to day management of the Fund's portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Portfolio Manager with over 20 years of industry experience. She joined the Adviser in 1999, and as Head of the Structured Products Investment Team, Ms. Russell-Dowe is responsible for the Adviser's CMBS/RMBS/ABS exposures and the establishment of portfolio objectives and strategies.

Advisory fees paid by the Fund to the Adviser during fiscal 2013 were $2,321,859. In addition to acting as Adviser to the Fund, the Adviser acts as investment adviser to the following other investment companies at the indicated annual compensation.

Fund Name	Investment Advisory Management Fees	Approximate Net Assets at March 31, 2014
Helios Advantage Income Fund, Inc.	0.65%[1]	$64,118 million
Helios High Income Fund, Inc.	0.65%[1]	$45,018 million
Helios Multi-Sector High Income Fund, Inc.	0.65%[1]	$51,223 million
Helios Strategic Income Fund, Inc.	0.65%[1]	$43,026 million
Brookfield Total Return Fund Inc.	0.65%[2]	$370,271 million
Brookfield High Income Fund Inc.	0.65%[3,4]	$72,992 million
Brookfield Global Listed Infrastructure Income Fund Inc.	1.00%[1]	$253,440 million
Brookfield Mortgage Opportunity Income Fund Inc.	1.00%[1]	$425,345 million

Fund Name	Investment Advisory Management Fees	Approximate Net Assets at March 31, 2014
Brookfield Investment Funds and its three separate series:
Brookfield Global Listed Real Estate Fund	0.75%[5]	$141,160 million
Brookfield Global Listed Infrastructure Fund	0.85%[5]	$404,431 million
Brookfield U.S. Listed Real Estate Fund	0.75%[5]	$27,478 million

(1)  Investment advisory management fees are paid at the rate noted above times such Fund's average daily leveraged assets.

(2)  Investment advisory management fees are paid at the rate noted above times such Fund's average weekly net assets.

(3)  Investment advisory management fees are paid at the rate noted above times the Fund's average weekly leveraged assets.

(4)  Brookfield High Income Fund Inc.'s management fee decreased from 0.70% to 0.65% on March 1, 2014.

(5)  Investment advisory management fees are paid at the rate noted above times such Fund's average daily net assets.

The Administrator

Pursuant to an administration agreement (the "Administration Agreement"), the Adviser also performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to stockholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's other service providers; review and adjust as necessary the Fund's daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; and send periodic information (i.e., performance figures) to service organizations that track investment company information.

For its services under the Administration Agreement, the Fund pays the Adviser (as administrator to the Fund) pays a monthly fee at an annual rate of 0.20% of its average weekly assets. During the fiscal year ended November 30, 2013, the Adviser earned $714,418 from the Fund in administration fees.

The Sub-Administrator

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), U.S. Bancorp Fund Services, LLC, ("USBFS" or the "Sub-Administrator") 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's Independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Fund, a fee based on the Fund's current average daily net assets of: .07% on the first $100 million, .05% on the next $200 million and .03% on the remaining assets, with a minimum annual fee of $6,000. USBFS also is entitled to certain out-of-pocket expenses. The Adviser (as administrator to the Fund) is responsible for any fees due the Sub-Administrator.

In addition, the Adviser has entered into administration agreements with eight other investment companies, with the following fee structures:

Fund Name	Administration Fee
Helios Advantage Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily Managed Assets
Helios High Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily Managed Assets
Helios Multi-Sector High Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily Managed Assets
Helios Strategic Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily Managed Assets
Brookfield High Income Fund Inc.	A monthly fee paid at an annual rate of 0.15% of its average weekly Managed Assets[1]
Brookfield Global Listed Infrastructure Income Fund Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily Managed Assets
Brookfield Mortgage Opportunity Income Fund Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily Managed Assets
Brookfield Investment Funds and its three separate series:
Brookfield Global Listed Real Estate Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets
Brookfield Global Listed Infrastructure Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets
Brookfield U.S. Listed Real Estate Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets

(1)  Prior to March 1, 2014, Brookfield High Income Fund Inc. did not have a separate administration fee; it was included in the management fee.

Brokerage Commissions

The Fund paid $0 in aggregate amount in brokerage commissions, which contains futures commissions, on the Fund's securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with either Fund or the Adviser. The Fund does not participate and does not in the future intend to participate in soft dollar or directed brokerage arrangements.

The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to the Fund, the Adviser will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Fund's Auditor

At a meeting held on February 25, 2014, the Audit Committee of the Fund unanimously recommended the selection of, and the Directors unanimously approved, BBD as the Fund's Independent registered public accounting firm for the current fiscal year ending November 30, 2014. The Fund is not submitting the Audit Committee's selection of BBD as the Fund's Independent registered public accounting firm for ratification by its stockholders because doing so is not required by law. Representatives of BBD are not expected to be present at the Meeting.

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal year ended November 30, 2013 by BBD.

	2013	2012
Audit fees	$61,000	$61,000
Audit-related fees	$0	$0
Tax fees[1]	$4,000	$4,000
All other fees	$0	$0

(1)  Tax fees consist of fees for review of tax returns and tax distribution requirements.

As indicated above, the Board has adopted a written charter for the Audit Committee (the "Charter"), which is available on the Fund's website at www.brookfieldim.com. The Fund's Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is Independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committees have adopted policies and procedures for pre-approval of the engagement of the Fund's auditors. The Fund's Audit Committee evaluates the auditor's qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor's internal quality control procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during the Fund's fiscal year ended November 30, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2013, the following persons owned beneficially 5% or more of the shares of the Fund set forth below:

Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,829,358	20.27%

Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,161,7242[2]	8.32%[2]

1  The number of shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

2  As of November 30, 2013.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1010, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice must be delivered to the Secretary of the Fund not earlier than the 150th day nor later than the 120th day prior to the proxy statement for the preceding year's annual meeting. For matters to be presented at the 2015 annual meeting of stockholders, the notice must be delivered to the Secretary of the Fund not earlier than December 2, 2014 and not later than January 1, 2015. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to stockholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder's notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

April 22, 2014

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ANNUAL MEETING OF STOCKHOLDERS OF BROOKFIELD TOTAL RETURN FUND INC. May 20, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.brookfieldim.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1, 2 and 3. Election of Nominee for Class III Independent Director, Election of Nominee for Class III Interested Director and Election of Nominee for Class II Independent Director. O Louis P. Salvatore Class III Independent Director O Jonathan C. Tyras Class III Interested Director O Edward A. Kuczmarski Class II Independent Director This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the re-election of the Class III nominee as Independent Director, election of the Class III nominee as Interested Director, and the election of the Class II nominee as Independent Director in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20300000000000000000 5 052014 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1, 2 and 3. Election of Nominee for Class III Independent Director, Election of Nominee for Class III Interested Director and Election of Nominee for Class II Independent Director. O Louis P. Salvatore Class III Independent Director O Jonathan C. Tyras Class III Interested Director O Edward A. Kuczmarski Class II Independent Director This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the re-election of the Class III nominee as Independent Director, election of the Class III nominee as Interested Director, and the election of the Class II nominee as Independent Director in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF BROOKFIELD TOTAL RETURN FUND INC. May 20, 2014 INTERNET - Access .www.voteproxy.com. and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20300000000000000000 5 052014 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.brookfieldim.com

1 BROOKFIELD TOTAL RETURN FUND INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2014 The undersigned hereby appoints SETH A. GELMAN and ANGELA W. GHANTOUS, each of them attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Brookfield Total Return Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on Tuesday, May 20, 2014 at 8:30 a.m., EDT, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. (Continued and to be signed on the reverse side.) 14475 COMMENTS: